                                                                               *
Portions of this exhibit for which confidential treatment
has been requested are marked by brackets [    ] and the
pages on which they appear contain an asterisk (*) in the upper right hand corner. The confidential information omitted has been filed separately with the Securities and Exchange Commission.
                                                                  EXHIBIT 10.14A
                                FIRST AMENDMENT
                              TO CARRIER AGREEMENT


     This is the first amendment (the "Amendment") to the Carrier Agreement by and between MCI Telecommunications Corporation ("MCI") and Smartalk Teleservices, Inc. ("Customer"), dated November 9, 1995 (the "Original Agreement"). For good and valuable consideration, the receipt of which is acknowledged by each of the parties, the parties agree as follows:

1.   Survival of Original Agreement.  Except as otherwise expressly modified or
     ------------------------------
     amended herein, all terms and conditions contained in the Original Amendment shall remain in full force and effect and shall not be altered or changed by this Amendment. The Original Amendment including this Amendment shall be referred to as the "Agreement".

2.   Paragraph 2(b) Modification.  Paragraph 2(b) of the Original Amendment is
     ---------------------------
     deleted in its entirety and replaced with the following new Paragraph 2(b):

     "2.  Term Commitment.
          ---------------

          (b) After the first eight (8) months of the Service Term, Customer's International Usage shall equal or exceed [
          ] (the "International Commitment"). "International Usage" shall refer to the number of minutes of Customer's usage after the first eight (8) months of the Service Term of international MCI PRISM I Service and international MCI 800 DAL Service (which includes inbound international 800) at the rates set forth in this Agreement."


3.   Paragraph 3(a) Modification.  Paragraph 3(a) of the Original Agreement is
     ---------------------------
     deleted in its entirety and replaced with the following new Paragraph 3(a):

     "3.  Rates.
          -----

          (a)  Domestic Interstate MCI PRISM I Service.
               ---------------------------------------

               For domestic interstate switched outbound service originating via dedicated access from a Customer-owned location to an MCI point-of-presence (including such service to locations in Alaska, Hawaii, Puerto Rico and the U.S. Virgin Islands), Customer will pay the non-
          distance sensitive ("postalized") rate per minute of [           ]
          for Peak usage and the postalized rate per minute of [           ]
          for non-Peak usage."

                                       1
                              -MCI CONFIDENTIAL-

                                                                               *

4.   Paragraph 3(b)(1) Modification.  Paragraph 3(b)(1) of the Original
     ------------------------------
     Agreement is deleted in its entirety and replaced with the following new Paragraph 3(b)(1):

     "3.  Rates.
          -----

          (b)  Domestic Interstate MCI 800 DAL Service.
               ---------------------------------------

               (1) For domestic interstate inbound service terminating via dedicated access from an MCI point-of-presence to Customer-owned location(s) (including such service from locations in Alaska, Hawaii, Puerto Rico and the U.S. Virgin Islands). Customer will pay the postalized rate per minute of [
          ] for Peak  usage and the postalized rate per minute of [
          ] for non-Peak usage."


5.   Section 3(c) Modification.  Section 3(c) of the Original Amendment is
     -------------------------
     deleted in its entirety and replaced with the following new Paragraph 3(c):

     "3.  Rates.
          -----

          (c)  International MCI PRISM I Service and International MCI 800
               -----------------------------------------------------------
               Service.
               -------

               (1) Customer shall receive the rates and discounts set forth in Exhibit A for international MCI PRISM I Service to locations in the countries set forth in Exhibit A. Where rates or discounts are not provided for specific countries in Exhibit A, Customer will receive Tariffed rates less the discounts set forth in Paragraph 3(d) below.

               (2) Customer shall receive a discount of [                     ]
          off of MCI's standard Tariffed rates for international MCI 800 Service (which includes inbound international 800)."


6.   VIP and CAS Enrollment.  Customer is hereby enrolled in the MCI PRISM I
     ----------------------
     Service Value Insurance Plan, the MCI 800 Service VIP Plus (the "VIPs") and the MCI Corporate Account Service and CAS CAS Plus plans (the "CASs"), according to the terms of Section 3(d) of the Agreement.


7.   Paragraph 3(e)(2) Modification.  Paragraph 3(e)(2) of the Original
     ------------------------------
     Agreement is deleted in its entirety and replaced with the following new Paragraph 3(e)(2):

                                       2
                              -MCI CONFIDENTIAL-

                                                                               *

     "3.  Rates.
          -----

          (e)  Combined Service.
               ----------------

               (2) For each consecutive three (3) month period beginning after the first eight (8) months of the Service Term (each, a "Quarter"), Customer will pay one (1) of the following applicable postalized rates for Combined Service, as determined by: (A) the aggregate amount of Customer's usage of MCI PRISM I and MCI 800 DAL Services (which includes inbound international 800) ("Quarterly Usage"); and (B) the percentage of Customer's total Combined Service that is international Combined Service during such Quarter. MCI shall bill Customer per the
          [                              ] minute level during the first eight
          (8) months of the Service Term and during the first Quarter. MCI shall bill customer per the previous Quarterly Usage level during each Quarter after the first Quarter. MCI shall conduct a true-up at the conclusion of each Quarter and appropriately credit or debit Customer's account.

                       INTERNATIONAL COMBINED SERVICE %


 Quarterly Usage      [______]      [______]     [______]     [______]     [______]     [______]
 ---------------
[                    [         ]   [        ]   [        ]   [        ]   [        ]   [        ]
         ]
[                    [         ]   [        ]   [        ]   [        ]   [        ]   [        ]
         ]
[                    [         ]   [        ]   [        ]   [        ]   [        ]   [        ]
         ]
[                    [         ]   [        ]   [        ]   [        ]   [        ]   [        ]
         ]
   [       ]         [         ]   [        ]   [        ]   [        ]   [        ]   [        ]


8.   Exhibit A Modification.  Exhibit A of the Original Agreement is deleted in
     ----------------------
     its entirety and replaced with the attached new Exhibit A.

9.   Effectiveness.  This Amendment is binding upon execution by MCI and
     -------------
     Customer and shall be effective as of March 1, 1996.

                                       3
                              -MCI CONFIDENTIAL-

                                                                               *

10.  Complete Agreement.  The Agreement, together with the tariff, is the
     ------------------
     complete agreement of the parties and supersedes all other prior agreements and representations concerning its subject matter. Once this Amendment has been fully executed, any further amendments must be in writing and signed by both parties.

This offer shall remain open and be capable of being accepted by Customer until March 15, 1996.

Accepted and Agreed:

MCI Telecommunications Corporation   Smarttalk Teleservices, Inc.

By   : /s/ Tom Schilling             By     : /s/ Robert H. Lorsch, Pres.
       -------------------------              ---------------------------

Name : Tom Schilling                 Name   : Robert H. Lorsch
       -------------------------              ---------------------------

Title: Director                      Title  : President
       -------------------------              ---------------------------

Date : 4/3/96                        Date   : 3/1/96
       -------------------------              ---------------------------


                                       4
                              -MCI CONFIDENTIAL-

                                                                               *

                                   EXHIBIT A

                    International MCI PRISM I Service Rates
                    ---------------------------------------

          Customer shall pay the following rates per minute for international MCI PRISM I Service to locations in the following countries, in lieu of standard Tariffed rates and discounts:


                    Anguilla        [         ]
                    Argentina       [         ]
                    Australia       [         ]
                    Austria         [         ]
                    Bahamas         [         ]
                    Bangladesh      [         ]
                    Barbados        [         ]
                    Belgium         [         ]
                    Bermuda         [         ]
                    Bolivia         [         ]
                    British V.I.    [         ]
                    Brazil          [         ]
                    Canada          [         ]
                    Cayman Islands  [         ]
                    Chile           [         ]
                    Columbia        [         ]
                    Costa Rica      [         ]
                    Czech           [         ]
                    Dominica        [         ]
                    Ecuador         [         ]
                    Egypt           [         ]
                    El Salvador     [         ]
                    Ethiopia        [         ]
                    Finland         [         ]
                    France          [         ]
                    Germany         [         ]
                    Grenada         [         ]
                    Guatemala       [         ]
                    Honduras        [         ]
                    Hong Kong       [         ]
                    India           [         ]
                    Ireland         [         ]
                    Israel          [         ]
                    Italy           [         ]
                    Jamaica         [         ]
                    Japan           [         ]
                    Korea           [         ]
                    Contrast        [         ]

                                     EXA-1
                              -MCI CONFIDENTIAL-

                                                                               *

                    Netherlands     [         ]
                    Nevis           [         ]
                    Nicaragua       [         ]
                    Nigeria         [         ]
                    Norway          [         ]
                    Panama          [         ]
                    Paraguay        [         ]
                    Peru            [         ]
                    Philippines     [         ]
                    Portugal        [         ]
                    Russia          [         ]
                    Saudi Arab.     [         ]
                    Slovakia        [         ]
                    South Africa    [         ]
                    Spain           [         ]
                    St. Kitts       [         ]
                    St. Lucia       [         ]
                    St. Vincent     [         ]
                    Sweden          [         ]
                    Switzerland     [         ]
                    Syria           [         ]
                    Taiwan          [         ]
                    Tanzania        [         ]
                    Trinidad        [         ]
                    Turks           [         ]
                    United Arab     [         ]
                    United Kingdom  [         ]
                    Uruguay         [         ]
                    Venezuela       [         ]
                    Mexico   per minute rates per the following:

                             Range     Standard      Economy
                              1         [     ]      [     ]
                              2         [     ]      [     ]
                              3         [     ]      [     ]
                              4         [     ]      [     ]
                              5         [     ]      [     ]
                              6         [     ]      [     ]
                              7         [     ]      [     ]
                              8         [     ]      [     ]


                                     EXA-2
                              -MCI CONFIDENTIAL-